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                                                                    EXHIBIT 10.1

     INCREMENTAL TERM LOAN AMENDMENT, dated as of November 27, 2006 (this "Incremental Term Loan Amendment"), to the CREDIT AGREEMENT, dated as of June 13, 2006 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among VISTEON CORPORATION (the "Company"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CITICORP USA, INC., as syndication agent (in such capacity, the "Syndication Agent"), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent"), and J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners (in such capacities, the "Joint Lead Arrangers").

                                   WITNESSETH:

     WHEREAS, the Company, the Lenders, the Administrative Agent, the Syndication Agent and the Joint Lead Arrangers are parties to the Credit Agreement;

     WHEREAS, Section 2.17 of the Credit Agreement provides that the Company and the Administrative Agent may amend the Credit Agreement to provide for an increase in the size of the Term Loans (as defined in the Credit Agreement) with the consent of the Lenders (which may be new Lenders) providing such additional term loans, subject to the limitations and restrictions therein;

     WHEREAS, the Company desires to increase the size of the Term Loans under the Credit Agreement in an aggregate amount of up to $200,000,000, and the Administrative Agent and the Lenders party hereto are willing to enter into this Incremental Term Loan Amendment to provide for such additional term loans; and

     WHEREAS, the Lenders (including the new Lenders) parties to this Incremental Term Loan Amendment are willing to commit to make, and to make, additional term loans under the Credit Agreement in the respective principal amounts set forth opposite such Lender's name on Schedule I to this Incremental Term Loan Amendment;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2. ADDITIONAL TERM LOAN COMMITMENTS. Subject to the terms and conditions of the Credit Agreement and this Incremental Term Loan Amendment, each Lender (including each new Lender) party hereto severally agrees to make a term loan (an "Incremental Term Loan") to the Company in a single drawing on the Incremental Term Loan Effective Date (as defined below) in the amount set forth opposite the name of such Lender on Schedule I to this Incremental Term Loan Amendment (the "Incremental Term Loan Commitment"). The Incremental Term Loans shall be deemed "Term Loans" under the Credit Agreement and the

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Incremental Term Loan Commitments shall be deemed "Term Commitments" under the
Credit Agreement and in each case shall be subject to the terms and conditions set forth therein.

     SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS INCREMENTAL TERM LOAN AMENDMENT. This Incremental Term Loan Amendment shall become effective on the date (the "Incremental Term Loan Effective Date") on which the following conditions precedent shall have been satisfied (or waived):

     (a) First Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Incremental Term Loan Amendment, duly executed and delivered by the Company and each of the Lenders making Incremental Term Loans as of the Incremental Term Loan Effective Date.

     (b) Fees. All expenses required to be paid to the Administrative Agent on or before the Incremental Term Loan Effective Date for which invoices have been presented shall have been paid.

     (c) Officer's Certificate. The Administrative Agent shall have received a certificate from the Chief Financial Officer of the Company that after giving effect to the transactions contemplated herein the conditions set forth in paragraphs (q) and (r) of Section 4 of the Credit Agreement are satisfied (it being understood that with respect to the condition set forth in paragraph (q) of Section 4, for purposes of this Amendment (i) representations and warranties which relate to an earlier date shall be true and accurate in all material respects on and as of such earlier date, (ii) the representation made in the last sentence of Section 3.1(b) shall not be made as of the date hereof and
(iii) the representation made in Section 3.2 shall refer to "September 30, 2006" instead of "December 31, 2005").

     SECTION 4. PAYMENT OF EXPENSES. Subject to Section 9.5 of the Credit Agreement, the Company agrees to pay or reimburse the Administrative Agent for all of its reasonable documented out-of-pocket costs and expenses incurred in connection with this Incremental Term Loan Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable documented fees and disbursements of one counsel to the Administrative Agent.

     SECTION 5. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Incremental Term Loan Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Any reference to the "Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Incremental Term Loan Amendment.

     SECTION 6. COUNTERPARTS. This Incremental Term Loan Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including

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by facsimile or PDF delivered by electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 7. SEVERABILITY. Any provision of this Incremental Term Loan Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 8. INTEGRATION. This Incremental Term Loan Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     SECTION 9. GOVERNING LAW. THIS INCREMENTAL TERM LOAN AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INCREMENTAL TERM LOAN AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have caused this Incremental Term
Loan Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        VISTEON CORPORATION


                                        By: /s/ Brian P. Casey
                                            ------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        JPMORGAN CHASE BANK, N.A. as
                                        Administrative Agent


                                        By: /s/ Robert Kellas
                                            ------------------------------------
                                        Name: Robert Kellas
                                        Title: Vice President


                                        CITICORP USA, INC., as Syndication Agent


                                        By: /s/ Jeffrey Nitz
                                            ------------------------------------
                                        Name: Jeffrey Nitz
                                        Title: Director

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                                        JPMORGAN CHASE BANK, N.A., as a Lender


                                        By: /s/ Robert Kellas
                                            ------------------------------------
                                        Name: Robert Kellas
                                        Title: Vice President